Acquires Firehouse Subs November 15, 2021 1

2 Safe Harbor Statement This presentation contains certain forward-looking statements and information, which reflect management's current beliefs and expectations regarding future events and operating performance and speak only as of the date hereof. These forward-looking statements include statements about Restaurant Brands International’s (“RBI’s”) expectations and beliefs regarding (1) expectations regarding whether a transaction will be consummated or, if consummated, whether Firehouse Subs will benefit from the global scale and resources of RBI, (2) expectations regarding whether the transaction will be immediately accretive and/or drive attractive returns for all stakeholders, (3) expectations regarding Firehouse Subs' growth and RBI's ability to accelerate such growth in development, brand awareness, unit economics and digital, (4) Firehouse Subs' projected 2021 system-wide sales and resulting average payback period as well as projected 2021E Adjusted EBITDA and (5) expectations regarding financing the acquisition. These forward-looking statements may be affected by risks and uncertainties in the business of RBI and Firehouse Subs and market conditions, and include the following: (1) the risk that the acquisition will not close when expected or at all, (2) the risk that the conditions to the acquisition will not be satisfied, (3) the risk that the business will be adversely impacted during the pendency of the acquisition or will not meet projected financial and sales targets, and (4) the risk that the operations of the two companies will not be integrated successfully. Other factors that could cause actual results to differ materially from RBI’s expectations and beliefs are detailed in filings of RBI with the Securities and Exchange Commission and applicable Canadian securities regulatory authorities, such as its annual and quarterly reports and current reports on Form 8-K, and include the following risks: risk related to RBI’s ability to successfully implement its domestic and international growth strategy and risks related to its international operations; risks related to unforeseen events, such as pandemics, risks related to RBI’s ability to compete domestically and internationally in an intensely competitive industry; risks related to technology, risks related to RBI’s substantial indebtedness; global economic or other business conditions that may affect the desire or ability of our customers to purchase our products; RBI’s relationship with, and the success of, its franchisees and risks related to its fully franchised business model; and the effectiveness of RBI’s marketing and advertising programs and franchisee support of these programs. System-wide sales represent sales at all franchise restaurants and company-owned restaurants and are driven by sales at franchised restaurants, as approximately 97% of current Firehouse Subs restaurants are franchised. Franchise sales are not recorded as revenues; however, franchise revenues include royalties based on a percentage of franchise sales. Comparable sales refers to the percentage change in restaurant sales in one period from the same period year over year for restaurants that have been open for 52 weeks for Firehouse Subs. Additionally, if a restaurant has been approved for temporary closure, the restaurant is excluded from the comparable sales calculation for the period of time they are closed. Comparable sales are measured on a constant currency basis, which means that results exclude the effect of foreign currency translations. Key operating metrics are analyzed on a constant currency basis as this helps identify underlying business trends, without distortion from the effects of currency movements. The 2-year comparisons are calculated on a geometric stacked basis by using the 2020 and 2021 growth metrics. 2021E Adjusted EBITDA is an operational metric representing the expected 2021 full year revenues and expenses of the acquired business adjusted for non-cash compensation, non-operating or non- recurring items and the impact of terminations of area representative agreements as if they had occurred at the beginning of the period. In this presentation, Tim Hortons® brand may be referred to as “Tim Hortons” or “TH”, the Burger King® brand as “Burger King” or “BK”, and the Popeyes® brand as “Popeyes” or “PLK”. All trademarks are the exclusive property of their respective owners. All figures are as of September 30, 2021, unless otherwise noted.

3 Welcoming Firehouse Subs to the RBI Family Since Restaurants 1964 Acquired 2014 >5,100 Markets1 >10 Since Restaurants 1954 Acquired 2010 >18,900 Markets1 >120 Since Restaurants 1972 Acquired 2017 >3,600 Markets1 >30 Since Restaurants 1994 >1,200 Markets1 3 Hamburgers Coffee & Baked Goods Chicken Sandwiches2 (1) Represents number of countries and territories (2) Subject to satisfaction of customary

Firehouse Subs Overview • Founded in 1994 by brothers and former firefighters Chris and Robin Sorensen • First location in Jacksonville, Florida, grown to ~1,200 locations across 46 states, Canada and Puerto Rico1 • Authentic and differentiated brand focused on providing the highest quality products and a unique customer experience • Strategically positioned for accelerated growth ~$50mm 2021E Adj. EBITDA 97% Franchised $1.1bn 2021E System- wide Sales ~3.5 Year Unlevered Payback2 ~20% 2021 YTD 2-Year Comparable Sales (1) As of October 11, 2021 (2) Based on 2021 Company Restaurants (adjusted for royalties and marketing contribution) and average upfront investment of ~$390k 0 1 - 25 26 - 50 51 - 100 100+ 4

Investment Highlights Differentiated, purpose-driven brand High-quality menu offering frequently rated #1 in food quality in the QSR sandwich category Experienced leadership team with a demonstrated track record Strong Unit Economics with Compelling Paybacks Proven brand with significant unit growth potential Clear digital expansion opportunities 5

Differentiated, Purpose-Driven Brand

Supporting local communities is core to Firehouse Subs' operating philosophy...

- Portion of purchase at all US locations goes to Firehouse Subs Public Safety Foundation
  - **$62.5mm granted** to public safety organizations through or via the foundation since 2005
- Brand metrics 35% higher than industry average for **"Cares about the community"** and 9% higher for **"Makes me feel good about my purchase"**[1]

#1 brand in restaurant industry that **"Supports Local Community Activities"**[2]

- ~40% of customers selected "community support" as #1 reason for choosing Firehouse


477

...reinforcing strong brand connections with loyal guest base

(1) Ipsos brand index as of Q2'2021.
(2) Technomic Insight consumer data. #1 brand rank amongst 151 total brands for 2018, 2019 and 2020.

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#1 Rated Food Quality in QSR Sandwich Category

Flavorful, Premium Products

- Hot and hearty subs piled high with the highest quality meats and cheeses
- Consistent, best-selling items enhanced with innovative limited time offers
- Specialty subs balanced with chopped salads, chili, soups, signature sides and local specialties
- Focus on maintaining quality and consistency for guests at attractive price points

Reinforce Strong Brand Positioning

Voted **#1 for "Food Quality"** and **#3 "Value for Money"**[1]

Highest Rank in **"Food Taste & Flavor"** Amongst Peers[2]

Examples of Firehouse 'Branded' Subs



Hook & Ladder



Firehouse Meatball



Smokehouse Beef & Cheddar Brisket

(1) Across Sandwich QSR category. Market Force Information, 11,487 survey respondents representing a cross-section of four US Consensus Regions
(2) Technomic Sandwich segment Top-Box Ratings as of YTD August 9, 2021. Analysis consists of 21 sandwich brands.

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Experienced Team with a Demonstrated Track Record Don Fox Vincent Burchianti Chief Executive Officer, 2009-Present • A restaurant industry veteran with over 40 years of experience in the QSR and Fast Casual segments • In 1980, Don started a 23-year career with Burger King, with assignments in Field Operations and Research & Development • Joined Firehouse in 2003, rose to COO in 2005, and became CEO in 2009 • Under his leadership, has expanded Firehouse’s footprint from 400 restaurants in 2010 to over 1,200 • Chairman of the Florida Restaurant and Lodging Association and Director of the National Restaurant Association Chief Financial Officer, 2011-Present • Joined Firehouse in 2001 as a Corporate Controller, and served as VP of Finance and Technology before becoming CFO in 2011 • Previously served as Assistant Controller at Nathan’s • Responsible for helping franchise owners maximize their return on investment and supervises key franchising divisions, IT, reporting & analytics, and the supply chain services department 8

Strong Unit Economics with Compelling Paybacks $1.1bn 2021E System-wide Sales 1,200+ 2021E Locations 97% franchised with strong family of small business owners ~3.5 Year Payback1 (1) Based on 2021 Company Restaurants (adjusted for royalties and marketing contribution) and average upfront investment of ~$390k 9

Note: RBI restaurant count includes Tim Hortons, Burger King and Popeyes as of September 30, 2021. Largest sandwich competitor restaurant count as reported by Company under “Explore Our World” as of 11/11/21 Market Market USA 1,142 21,230 10,402 Germany — 653 744 Canada 47 2,940 4,519 UK — 2,211 538 China — 493 1,620 Mexico — 765 450 Brazil — 1,641 928 Australia — 1,221 443 Spain — 51 897 South Korea — 462 425 Russia — 449 792 France — 384 416 Proven Brand with Significant Growth Potential = Largest Sandwich Competitor Comparison to leading competitor in established RBI markets shows clear runway for growth Brand has successfully traveled outside core markets with Canadian AUVs generally above system average 10

Clear Digital Expansion Opportunities

Existing Firehouse Digital

Mobile App and Loyalty

- *Rapid Rescue* mobile order and pay
- *Firehouse Rewards* loyalty program boasts **3.5mm subscribers**, adding 50,000 subscribers per month, and represents **over 10% of transactions**



Delivery

- Existing partnerships with third-party delivery
- ~14% of sales in October 2021 (in-line with 2020)

+

RBI Scale & Capabilities

Access to Global Scale and Digital Learnings

- Significant and growing global technology team with top engineering talent
- In-house technology stack including loyalty programs and CRM engine
- White Label delivery plus strong partnerships with third-party delivery providers
- Dynamic digital menu boards, suggestive sell technology

Strong foundation to be enhanced by RBI and accelerate digital growth

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Transaction Overview Consideration and Funding Timing Team Considerations Benefits to RBI Shareholders • $1 billion total enterprise value • All-cash transaction funded with mix of cash on hand and debt • Expected to close in the coming months, subject to closing conditions and regulatory approvals • Firehouse Subs will remain based in Jacksonville, Florida • Firehouse Subs will continue to be managed by CEO Don Fox, and CFO Vincent Burchianti • Expected to immediately be earnings and cash flow accretive with no equity dilution • Sandwich category strategically complements RBI’s existing brands • Accelerates global growth opportunities and leverages RBI’s scale and resources 12